UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 5, 2003

                                 TELEBYTE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                         0-11883                        11-2510138
(State or Other Jurisdiction of     (Commission File Number)      (IRS Employer Identification
        Incorporation)                                                       Number)

                                270 Pulaski Road
                               Greenlawn, NY 11740
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (631) 423-3232

          (Former name or former address, if changed since last report)

                                 TELEBYTE, INC.

ITEM 5 - OTHER EVENTS AND REQUIRED FD DISCLOSURE

Telebyte Inc. is issuing a press release, which is annexed as Exhibit 99.1 hereto and incorporated by reference herein.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2003

                                         TELEBYTE, INC.

                                         By: /s/ Kenneth S. Schneider
                                            -----------------------------------
                                            Kenneth S. Schneider
                                            Chairman and Chief Executive Officer


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